AMENDMENT TO FUND SERVICES AGREEMENT

This Amendment (“Amendment”) to the FUND SERVICES AGREEMENT, dated January 22, 2020 among FRANKLIN TEMPLETON SERVICES, LLC (the “Customer”) and JPMORGAN CHASE BANK, N.A. (“J.P. Morgan”), as amended from time to time (the “Agreement”), is made and entered into as of July 15, 2020, between the Customer and J.P. Morgan.

W I T N E S S E T H:

WHEREAS, the Customer and J.P. Morgan entered into the Agreement;

WHEREAS, the Customer wants to update the list of Funds, as set forth in Annex I to the Agreement, to which J.P. Morgan shall provide fund administration services under the terms and conditions set forth in the Agreement to include Franklin Equity Portfolio Fund, a series of Franklin ETF Trust and Franklin Fixed Income Portfolio Fund, a series of Franklin ETF Trust; and

WHEREAS, J.P. Morgan agrees to update Annex I as set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereby agree as follows:

1.                Definitions.  Unless otherwise defined herein, defined terms used in this Amendment shall have the meaning ascribed to such terms in the Agreement.

2.                Amendments.  The Agreement shall be amended as follows:

(A)             Annex I of the Agreement is hereby amended and restated in its entirety by Annex I hereto.

(B)             Save as amended by this Amendment, the Agreement shall remain in full force and effect.

3.                Representations.  Each party represents to the other parties that all representations contained in the Agreement are true and accurate as of the date of this Amendment, and that such representations are deemed to be given or repeated by each party, as the case may be, on the date of this Amendment.

4.                Entire Agreement. This Amendment and the Agreement and any documents referred to in each of them, constitutes the whole agreement between the parties relating to their subject matter and supersedes and extinguishes any other drafts, agreements, undertakings, representations, warranties and arrangements of any nature, whether in writing or oral, relating to such subject matter.  If any of the provisions of this Amendment are inconsistent with or in conflict with any of the provisions of the Agreement then, to the extent of any such inconsistency or conflict, the provisions of this Amendment shall prevail as between the parties.

5.                Counterparts. This Amendment may be executed in any number of counterparts which together shall constitute one agreement.  Each party hereto may enter into this Amendment by executing a counterpart and this Amendment shall not take effect until it has been executed by both parties.

6.                Law and Jurisdiction. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

FRANKLIN TEMPLETON SERVICES, LLC By: /s/ Matthew T. Hinkle Name: Matthew T. Hinkle Title: Senior Vice President	JPMORGAN CHASE BANK, N.A. By: /s/ John Miller Name: John Miller Title: Executive Director

ANNEX I

“ANNEX I TO THE FUND SERVICES AGREEMENT”

List of Funds

Name	Entity Type	Jurisdiction	ERISA Benefit Plan Assets (Y/N)
Franklin Templeton US Government Securities II Ltd		Bermuda	N
Templeton Growth Fund II Limited		Cayman	N
Alternative Strategies (FT) Ltd		Cayman	N
Templeton China Opportunities Fund, Ltd		Cayman	N
Franklin USD Diversified Bond 2021 Fund		Cayman	N
Franklin Diversified High Yield Global Sukuk 2022 Fund		Cayman	N
Franklin USD Diversified Bond Fund III		Cayman	N
Templeton Global Smaller Companies Fund		U.S.A.	N
TF-Templeton World Fund		U.S.A.	N
TF-Templeton Foreign Fund		U.S.A.	N
TIT-Templeton Global Bond Fund		U.S.A.	N
Templeton Growth Fund, Inc.		U.S.A.	N
Templeton Emerging Markets Fund		U.S.A.	N
Templeton Global Income Fund		U.S.A.	N
TIF-International Equity Series		U.S.A.	N
FTVIPT-Templeton Developing Markets VIP Fund		U.S.A.	N
FMSF-Franklin Mutual Beacon Fund		U.S.A.	N
FMSF-Franklin Mutual Global Discovery Fund		U.S.A.	N
FMSF-Franklin Mutual European Fund		U.S.A.	N
FMSF-Franklin Mutual Quest Fund		U.S.A.	N
FMSF-Franklin Mutual Shares Fund		U.S.A.	N
Templeton Developing Markets Trust		U.S.A.	N
FTVIPT-Templeton Foreign VIP Fund		U.S.A.	N
Templeton Emerging Markets Income Fund		U.S.A.	N
Templeton Dragon Fund, Inc.		U.S.A.	N
FMSF-Franklin Mutual Financial Services Fund		U.S.A.	N
Franklin Universal Trust		U.S.A.	N
FFRMT-Franklin Floating Rate Master Series		U.S.A.	N
FCF-Franklin U.S. Government Securities Fund		U.S.A.	N
FVIT-Franklin Mutual U.S. Value Fund		U.S.A.	N
FCTFT-Franklin California Intermediate-Term Tax-Free Income		U.S.A.	N
FNYTFT-Franklin New York Intermediate-Term Tax-Free Income F		U.S.A.	N
Franklin Strategic Mortgage Portfolio		U.S.A.	N
FTFT-Franklin Kentucky Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin Federal Intermediate-Term Tax-Free Income Fund		U.S.A.	N
FMST-Franklin California High Yield Municipal Fund		U.S.A.	N
TMMP-The U.S. Government Money Market Portfolio		U.S.A.	N
FVIT-Franklin Microcap Value Fund		U.S.A.	N
FREST-Franklin Real Estate Securities Fund		U.S.A.	N
FSS-Franklin Strategic Income Fund		U.S.A.	N
FSS-Franklin Small-Mid Cap Growth Fund		U.S.A.	N
FMST-Franklin Tennessee Municipal Bond Fund		U.S.A.	N
FVIT-Franklin Small Cap Value Fund		U.S.A.	N
TGIT-Templeton Global Balanced Fund		U.S.A.	N
Franklin Gold And Precious Metals Fund		U.S.A.	N
FHIT-Franklin High Income Fund		U.S.A.	N
FCF-Franklin Growth Fund		U.S.A.	N
FCF-Franklin Utilities Fund		U.S.A.	N
FCF-Franklin DynaTech Fund		U.S.A.	N
FCF-Franklin Income Fund		U.S.A.	N
FUSGMF-Franklin U.S. Government Money Fund		U.S.A.	N
Franklin California Tax-Free Income Fund		U.S.A.	N
Franklin New York Tax-Free Income Fund		U.S.A.	N
Franklin Federal Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin Massachusetts Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin Michigan Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin Minnesota Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin Ohio Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin Colorado Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin Georgia Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin Pennsylvania Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin High Yield Tax-Free Income Fund		U.S.A.	N
FIST-Franklin Convertible Securities Fund		U.S.A.	N
FIST-Franklin Adjustable U.S. Government Securities Fund		U.S.A.	N
FIST-Franklin Equity Income Fund		U.S.A.	N
IFT-Money Market Portfolio		U.S.A.	N
FTFT-Franklin Federal Limited-Term Tax-Free Fund		U.S.A.	N
FMT-Franklin Rising Dividends Fund		U.S.A.	N
FTFT-Franklin Missouri Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin Oregon Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin Virginia Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin Alabama Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin Florida Tax-Free Income Fund		U.S.A.	N
TGIT-Templeton Emerging Markets Small Cap Fund		U.S.A.	N
FSS-Franklin Biotechnology Discovery Fund		U.S.A.	N
FSS-Franklin Natural Resources Fund		U.S.A.	N
FTVIPT-Franklin Flex Cap Growth VIP Fund		U.S.A.	N
FIST-Franklin Floating Rate Daily Access Fund		U.S.A.	N
FGT-Franklin Emerging Market Debt Opportunities Fund		U.S.A.	N
TIF-Foreign Smaller Companies Series		U.S.A.	N
FIST-Franklin Managed Income Fund		U.S.A.	N
FGT-Franklin International Small Cap Fund		U.S.A.	N
FIST-Franklin Total Return Fund		U.S.A.	N
FSS-Franklin Growth Opportunities Fund		U.S.A.	N
FTFT-Franklin Arizona Tax-Free Income Fund		U.S.A.	N
FSS-Franklin Small Cap Growth Fund		U.S.A.	N
FTFT-Franklin Connecticut Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin Louisiana Tax-Free Income Fund		U.S.A.	N
Franklin Limited Duration Income Trust		U.S.A.	N
Templeton China World Fund		U.S.A.	N
FTFT-Franklin Maryland Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin North Carolina Tax-Free Income Fund		U.S.A.	N
FTFT-Franklin New Jersey Tax-Free Income Fund		U.S.A.	N
FTVIPT-Franklin Growth and Income VIP Fund		U.S.A.	N
FTVIPT-Franklin Global Real Estate VIP Fund		U.S.A.	N
FTVIPT-Templeton Global Bond VIP Fund		U.S.A.	N
FTVIPT-Franklin Income VIP Fund		U.S.A.	N
FTVIPT-Franklin U.S. Government Securities VIP Fund		U.S.A.	N
FTVIPT-Franklin Rising Dividends VIP Fund		U.S.A.	N
FTVIPT-Templeton Growth VIP Fund		U.S.A.	N
FTVIPT-Franklin Small-Mid Cap Growth VIP Fund		U.S.A.	N
FTVIPT-Franklin Large Cap Growth VIP Fund		U.S.A.	N
FTVIPT-Franklin Mutual Global Discovery VIP Fund		U.S.A.	N
FTVIPT-Franklin Mutual Shares VIP Fund		U.S.A.	N
FTVIPT-Franklin Small Cap Value VIP Fund		U.S.A.	N
FTVIPT-Franklin Strategic Income VIP Fund		U.S.A.	N
FIST-Franklin Real Return Fund		U.S.A.	N
FIST-Franklin Low Duration Total Return Fund		U.S.A.	N
FSS-Franklin Select U.S. Equity Fund		U.S.A.	N
TIF-Global Equity Series		U.S.A.	N
FGT-Franklin International Growth Fund		U.S.A.	N
TGIT-Templeton Frontier Markets Fund		U.S.A.	N
TIT-Templeton Global Total Return Fund		U.S.A.	N
FTVIPT-Franklin VolSmart Allocation VIP Fund		U.S.A.	N
TIT-Templeton Emerging Markets Bond Fund		U.S.A.	N
FMSF-Franklin Mutual International Fund		U.S.A.	N
TIT-Templeton International Bond Fund		U.S.A.	N
FFAS-Franklin Payout 2019 Fund		U.S.A.	N
FFAS-Franklin Payout 2020 Fund		U.S.A.	N
FFAS-Franklin Payout 2021 Fund		U.S.A.	N
FSS-Franklin Flexible Alpha Bond Fund		U.S.A.	N
FFRMT-Franklin Floating Rate Income Fund		U.S.A.	N
FCF-Franklin Focused Growth Fund		U.S.A.	N
FFAS-Franklin Payout 2022 Fund		U.S.A.	N
TF Templeton International - Climate Change Fund		U.S.A.	N
Franklin Conservative Allocation Age 9-10 Years 529 Portfolio		U.S.A.	N
Franklin Conservative Allocation Age 13-14 Years 529 Portfolio		U.S.A.	N
FFAS-Franklin LifeSmart Retirement Income Fund		U.S.A.	N
Franklin Founding Funds 529 Portfolio		U.S.A.	N
FFAS-Franklin LifeSmart 2025 Retirement Target Fund		U.S.A.	N
FFAS-Franklin LifeSmart 2035 Retirement Target Fund		U.S.A.	N
FTVIPT-Franklin Allocation VIP Fund		U.S.A.	N
FFAS-Franklin LifeSmart 2045 Retirement Target Fund		U.S.A.	N
FFAS-Franklin Corefolio Allocation Fund		U.S.A.	N
FFAS-Franklin Founding Funds Allocation Fund		U.S.A.	N
FFAS-Franklin Conservative Allocation Fund		U.S.A.	N
FFAS-Franklin Moderate Allocation Fund		U.S.A.	N
FFAS-Franklin Growth Allocation Fund		U.S.A.	N
Franklin Corefolio 529 Portfolio		U.S.A.	N
Franklin Growth Allocation Newborn - 4 Years 529 Portfolio		U.S.A.	N
Franklin Growth 529 Portfolio		U.S.A.	N
Franklin Income 529 Portfolio		U.S.A.	N
Franklin Small Mid Cap Growth 529 Portfolio		U.S.A.	N
Franklin Growth Allocation 529 Portfolio		U.S.A.	N
Franklin Income Allocation 529 Portfolio		U.S.A.	N
Franklin Mutual Shares 529 Portfolio		U.S.A.	N
Templeton Growth 529 Portfolio		U.S.A.	N
S&P 500 Index 529 Portfolio		U.S.A.	N
Franklin Conservative Allocation Newborn-4 Years 529 Portfolio		U.S.A.	N
Franklin Moderate Allocation Newborn-4 Years 529 Portfolio		U.S.A.	N
Franklin Moderate Allocation Age 9-10 Years 529 Portfolio		U.S.A.	N
Franklin Moderate Allocation Age 17-18 Years 529 Portfolio		U.S.A.	N
FFAS-Franklin LifeSmart 2030 Retirement Target Fund		U.S.A.	N
FFAS-Franklin LifeSmart 2050 Retirement Target Fund		U.S.A.	N
FFAS-Franklin LifeSmart 2040 Retirement Target Fund		U.S.A.	N
FFAS-Franklin LifeSmart 2020 Retirement Target Fund		U.S.A.	N
FFAS-Franklin NextStep Conservative Fund		U.S.A.	N
FFAS-Franklin NextStep Moderate Fund		U.S.A.	N
FFAS-Franklin NextStep Growth Fund		U.S.A.	N
Franklin Mutual Global Discovery 529 Portfolio		U.S.A.	N
Templeton Global Bond 529 Portfolio		U.S.A.	N
FFAS-Franklin LifeSmart 2055 Retirement Target Fund		U.S.A.	N
NJ Best Trust A		U.S.A.	N
NJ Best Trust B		U.S.A.	N
NJ Best Trust C		U.S.A.	N
NJ Best Trust D		U.S.A.	N
NJ Best Trust E		U.S.A.	N
NJ Better Educational Saving Trust		U.S.A.	N
NJ Best Pooled Equity		U.S.A.	N
Franklin Growth Allocation Age 9 - 10 Years 529 Portfolio		U.S.A.	N
Franklin Growth Allocation Age 13 - 14 Years 529 Portfolio		U.S.A.	N
Franklin Growth Allocation Age 17-18 Years 529 Portfolio		U.S.A.	N
Franklin Growth & Income Allocation 529 Portfolio		U.S.A.	N
Franklin Conservative Allocation Age 17-18 Years 529 Portfolio		U.S.A.	N
Franklin Moderate Allocation Age 13-14 Years 529 Portfolio		U.S.A.	N
Franklin U.S. Government Money 529 Portfolio		U.S.A.	N
FT Holdings Corporations III		U.S.A.	N
FT Holdings Corporations IV		U.S.A.	N
FT Holdings Corporations I		U.S.A.	N
FT Holdings Corporations II		U.S.A.	N
Franklin Conservative Allocation Age 5 - 8 Years 529 Portfolio		U.S.A.	N
Franklin Conservative Allocation Age 11 - 12 Years 529 Portfolio		U.S.A.	N
Franklin Conservative Allocation Age 15 - 16 Years 529 Portfolio		U.S.A.	N
Franklin Conservative Allocation Age 19+ Years 529 Portfolio		U.S.A.	N
Franklin Moderate Allocation Age 5 - 8 Years 529 Portfolio		U.S.A.	N
Franklin Moderate Allocation Age 11 - 12 Years 529 Portfolio		U.S.A.	N
Franklin Moderate Allocation Age 15 - 16 Years 529 Portfolio		U.S.A.	N
Franklin Moderate Allocation Age 19+ Years 529 Portfolio		U.S.A.	N
Franklin Growth Allocation Age 5 - 8 Years 529 Portfolio		U.S.A.	N
Franklin Growth Allocation Age 11 - 12 Years 529 Portfolio		U.S.A.	N
Franklin Growth Allocation Age 15 - 16 Years 529 Portfolio		U.S.A.	N
Franklin Growth Allocation Age 19+ Years 529 Portfolio		U.S.A.	N
FSS-Franklin Templeton SMACS Series CH		U.S.A.	N
FSS-Franklin Templeton SMACS Series H		U.S.A.	N
FSS-Franklin Templeton SMACS Series E		U.S.A.	N
FSS-Franklin Templeton SMACS Series I		U.S.A.	N
Franklin USD Diversified Bond IV 2024 Fund A (Qdis) USD		Cayman	N
Franklin U.S. Core Equity (IU) Fund		U.S.A.	N
Franklin International Core Equity (IU) Fund		U.S.A.	N
Franklin Emerging Markets Core Equity (UI) Fund		U.S.A.	N
Franklin USD Diversified Bond 2021 Fund II		Cayman	N
Franklin USD Diversified Bond V 2024		Cayman	N
Franklin USD Diversified Bond VI 2024 SP		Cayman	N
FTFT-Franklin Municipal Green Bond Fund		U.S.A.	N
Franklin USD Diversified Fixed Tenure Bond SP		Cayman	N
Franklin USD Diversified Bond VII 2024 SP		Cayman	N
Franklin Equity Portfolio Fund, a series of Franklin ETF Trust*		U.S.A.	N
Franklin Fixed Income Portfolio Fund, a series of Franklin ETF Trust*		U.S.A.	N

*Denotes a Fund added through this Amendment.